UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2024
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Schrodinger, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39206	95-4284541
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)
(Commission File Number)

1540 Broadway, 24th Floor New York, NY		10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 295-5800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SDGR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 11, 2024 (the “Effective Date”), Schrödinger, LLC (“Schrödinger”), a wholly-owned subsidiary of Schrödinger, Inc. (the “Company”), entered into a Master License Agreement (the “Master License Agreement”) with The Trustees of Columbia University in the City of New York (“Columbia University”) that amended and restated Schrödinger’s existing license agreements with Columbia University, including (1) the Agreement, dated as of May 5, 1994, between Columbia University and Schrödinger, as amended, (2) the Agreement, dated as of July 15, 1998, between Columbia University and Schrödinger, as amended, (3) the License Agreement, dated as of February 3, 1999, between Columbia University and Schrödinger, as amended, (4) the Agreement, dated as of September 2001, between Columbia University and Schrödinger, as amended, (5) the Agreement, dated as of June 6, 2003, between Columbia University and Schrödinger, as amended, (6) the Agreement, dated as of June 19, 2003, between Columbia University and Schrödinger, as amended, (7) the Software and Patent License Agreement, dated May 27, 2008, between Columbia University and Schrödinger, as amended and (8) the Services Royalty Amendment, dated November 1, 2008, by and between Columbia University and Schrödinger (collectively, the “Prior License Agreements”). The Prior License Agreements provided for Schrödinger’s rights and obligations with respect to certain patents, software code, technology and improvements that it licenses from Columbia University and that are used in, and integrated into, the Company’s software solutions and computational platform. The Prior License Agreements are described in more detail under the heading “License Agreements with Columbia University” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

The Master License Agreement was adopted to modify and streamline the royalties payable pursuant to the Prior License Agreement, to modify certain other terms of the Prior License Agreements and to create a single Master License Agreement that, from and after the Effective Date, governs all of the intellectual property licensed from Columbia University to Schrödinger and its affiliates. Each Prior License Agreement will remain in full force and effect with respect to any services agreement entered into by Schrödinger or any of its affiliates under such Prior License Agreement prior to the Effective Date, but the Prior License Agreements will otherwise be of no further force or effect from and after the Effective Date.

Under the Master License Agreement, Columbia University granted Schrödinger and its affiliates an exclusive license (subject to specified non-commercial rights retained by Columbia University, on behalf of itself and other institutions, and any rights of the United States government), under Columbia University’s rights in specified software (the “Licensed Software”) and patents (the “Licensed Patents”), to develop, make, use, market, license, sell, distribute and otherwise commercially exploit products that incorporate any of the Licensed Software or are covered by any of the Licensed Patents, including the following Company software solutions: the electronic structure software program PS-GVB v1.0, the IMPACT software program used in the Glide ligand-protein docking program, the PrimeX protein modelling program, the QSite QM/MM program, the Combiglide automated library generation program, the Prime and PrimeX protein modelling programs, the Membrane Permeability model and the products that implement the water site analysis method (collectively, the “Licensed Products”). Schrödinger is restricted from distributing the Licensed Software source code without the prior written consent of Columbia University, which is not to be unreasonably withheld or delayed.

Schrödinger is obligated to pay Columbia University a low single-digit percentage royalty on consideration, subject to certain exclusions and deductions, received by Schrödinger or its affiliates for sales, licenses, leasing or rentals of Licensed Products or services provided using Licensed Products. Schrödinger is obligated to pay royalties on a Licensed Product-by-Licensed Product basis until: (1) with respect to each Licensed Product that incorporates any Licensed Software identified in the Master License Agreement as of the Effective Date, twenty years after the Effective Date or (2) with respect to each Licensed Product that incorporates any Licensed Software added to the Master License Agreement after the Effective Date, twenty years after such addition (each, a “Royalty Term”). In addition, if Schrödinger incorporates specified Licensed Software improvements into a Licensed Product, then the Royalty Term for such Licensed Product will be extended for an additional ten years per incorporated improvement. If Schrödinger or its affiliates receive consideration for specified services provided using Licensed Products in the form of equity securities (“Services Project Securities”), then (1) if and when such securities may be transferred to Columbia University under applicable state and federal securities laws, Schrödinger has agreed to transfer, assign or otherwise cause to be delivered to Columbia University a number of such Services Project Securities equal to the applicable royalty rate multiplied by the total number of Services Project Securities (the “Columbia Securities”) and (2) until such time as the Columbia Securities are transferred, assigned or delivered to Columbia University, at the time Schrödinger receives cash consideration as a result of owning Services Project Securities, whether on account of a dividend, distribution, sale or otherwise, Schrödinger has agreed to pay Columbia University a portion of such proceeds that is equal to the applicable royalty rate multiplied by such amount received in cash.

Under the Master License Agreement, Schrödinger has agreed to indemnify Columbia University for losses incurred in any third-party action arising out of the exercise of any rights granted to Schrödinger under the Master License Agreement or as a result of any breach of the Master License Agreement by Schrödinger.

Unless earlier terminated, the Master License Agreement will expire on the expiration of the last to expire Royalty Term. Schrödinger may terminate any license granted under the Master License Agreement for any reason upon one hundred eighty days written notice to Columbia University. In addition, either party may terminate the Master License Agreement, or one or more licenses granted under the Master License Agreement, for the other party’s material breach, following a customary notice and cure period, and Columbia University may terminate the Master License Agreement upon the occurrence of certain events of insolvency for Schrödinger. Upon termination of the Master License Agreement, (1) Schrödinger will have the right, for eighteen months or such longer period as the parties may reasonably agree, to sell Licensed Products, continue the development and maintenance of Licensed Products and use Licensed Products to the extent needed to perform any services required to be performed as of the date of termination and (2) any third party that has licensed any Licensed Product from Schrödinger will retain the right to use such Licensed Product, and Schrödinger will have the right to continue to provide support to such third parties in connection with their use of such Licensed Products. Dr. Richard Friesner, the William P. Schweitzer Professor of Chemistry at Columbia University and the principal investigator of the Friesner Research Group, a research laboratory within the Department of Chemistry at Columbia University, and one of the Company’s co-founders and a member of its board of directors, was the inventor of certain of the technologies licensed to Schrödinger pursuant to certain of the Prior License Agreements and the Master License Agreement. Columbia University distributes a portion of the royalties Schrödinger pays to it pursuant to such license agreements to Dr. Friesner and to Dr. Friesner’s laboratory at Columbia University.

The foregoing description of certain terms of the Master License Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Master License Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits:

Exhibit Number	Description
10.1†	Master License Agreement, dated as of September 11, 2024, by and between Schrödinger, LLC and The Trustees of Columbia University.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
† Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Schrödinger, Inc.

Date: September 12, 2024	By:	/s/ Yvonne Tran
Yvonne Tran
Executive Vice President and Chief Legal Officer

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